UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 10, 2024, Orgenesis Inc. (the “Company”), in consultation with the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), reached a determination that the Company’s unaudited condensed consolidated financial statements and related disclosures for the three months ended March 31, 2023, as reported in the Company’s Quarterly Report on Form 10-Q filed on May 10, 2023 (the “Original First Quarter 2023 Form 10-Q”), the three and six months ended June 30, 2023, as reported in the Company’s Quarterly Report on Form 10-Q filed on August 11, 2023 (the “Original Second Quarter 2023 Form 10-Q”), and the three and nine months ended September 30, 2023, as reported in the Company’s Quarterly Report on Form 10-Q filed on November 11, 2023 (the “Original Third Quarter 2023 Form 10-Q”), should be restated and no longer be relied upon due to errors in accounting for (i) revenues, equity investees, goodwill, loss on and selling, general and administration expenses (ii) convertible loan receivable and credit losses expenses related to such convertible loan recorded during such quarters.

The Company has determined that it is appropriate to correct such errors in the Company’s previously issued unaudited condensed consolidated financial statements by amending its Original First Quarter 2023 Form 10-Q (as amended, the “Amended First Quarter 2023 Form 10-Q”), its Second Quarter 2023 Form 10-Q (as amended, the “Amended Second Quarter 2023 Form 10-Q”) and its Original Third Quarter 2023 Form 10-Q (as amended, the “Amended Third Quarter 2023 Form 10-Q”). Any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the unaudited condensed consolidated financial statements and related financial results in the Company’s Original First Quarter 2023 Form 10-Q, the Original Second Quarter 2023 Form 10-Q and Original Third Quarter 2023 Form 10-Q should no longer be relied upon. Such errors did not impact any previously filed audited financial statements. The Audit Committee and management also discussed this conclusion with the Company’s independent registered public accounting firm, Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited.

In the Company’s Original Filings, the Company overstated revenues, equity investees, and goodwill, and understated share in loss of associated companies and selling, general and administration expenses as a result of inappropriate accounting for revenue recognition and estimated credit losses, and overstated a convertible loan as a result of inappropriate accounting for estimated credit losses.

The Company will restate the unaudited condensed consolidated financial statements identified above. The Company expects to file the Amended First Quarter 2023 Form 10-Q, the Amended Second Quarter 2023 Form 10-Q and the Amended Third Quarter 2023 Form 10-Q to include the restated unaudited condensed consolidated financial statements with the U.S. Securities and Exchange Commission as soon as practicable.

Restatement of Financial Statements Included in the Original First Quarter 2023 Form 10-Q

As a result of the items noted above, the tables below set forth the impacts resulting from the restatement and the as restated amounts for the quarterly period ended March 31, 2023 (in thousands, except per share amounts):

	March 31, 2023
	As Originally Reported	Adjustments	As Restated
	(In thousands)
Accounts receivable, net	$37,739	$(16,391)	$21,348
Convertible loan receivable	2,725	(2,725)	-
Total Current Assets	49,450	(19,116)	30,334
Total Assets	93,267	(19,116)	74,151
Redeemable non-controlling interest	30,305	(102)	30,203
Additional paid-in capital	154,691	(3,671)	151,020
Accumulated deficit	(125,450)	(15,281)	(140,731)
Equity attributable to Orgenesis Inc.	27,667	(18,952)	8,715
Non-controlling interest	1,336	(62)	1,274
Total Equity	29,003	(19,014)	9,989
Total Liabilities, redeemable Non-Controlling Interest and Equity	93,267	(19,116)	74,151

	Three months ended March 31, 2023
	As Originally Reported	Adjustments	As Restated
	(In thousands)
Revenue	$7,044	$(6,902)	$142
Total revenues	7,044	(6,902)	142
Gross (loss) profit	4,322	(6,902)	(2,580)
Selling, general and administrative expenses	4,039	9,489	13,528
Operating loss	3,205	16,391	19,596
Credit loss on convertible loan receivable	-	2,688	2,688
Financial expenses, net	644	37	681
Loss before income taxes	4,132	19,116	23,248
Net loss	4,261	19,116	23,377
Net income (loss) attributable to non-controlling interests (including redeemable)	(72)	(3,835)	(3,907)
Net loss attributable to Orgenesis Inc.	4,189	15,281	19,470
Loss per share:
Basic and diluted	0.16	0.71	0.87
Comprehensive loss:
Net loss	4,261	19,116	23,377
Comprehensive loss	4,302	19,116	23,418
Comprehensive income (loss) attributed to non-controlling interests	(72)	(3,835)	(3,907)
Comprehensive loss attributed to Orgenesis Inc.	4,230	15,281	19,511

Restatement of Financial Statements Included in the Original Second Quarter 2023 Form 10-Q

As a result of the items noted above, the tables below set forth the impacts resulting from the restatement and the as restated amounts for the quarterly period ended June 30, 2023 (in thousands, except per share amounts):

	June 30, 2023
	As Originally Reported	Adjustments	As Restated
	(In thousands)
Convertible loan receivable	$2,762	$(2,762)	$-
Total Current Assets	9,295	(2,762)	6,533
Equity investees	31,484	(31,443)	41
Goodwill	3,703	(2,492)	1,211
Total non-current assets	45,472	(33,935)	11,537
Total Assets	54,767	(36,697)	18,070
Accumulated deficit	(129,577)	(36,697)	(166,274)
Equity attributable to Orgenesis Inc.	23,965	(36,697)	(12,732)
Total Equity	23,965	(36,697)	(12,732)
Total Liabilities, redeemable Non-Controlling Interest and Equity	54,767	(36,697)	18,070

	Six months ended June 30, 2023
	As Originally Reported	Adjustments	As Restated
	(In thousands)
Revenue	$14,019	$(13,764)	$255
Total revenues	14,019	(13,764)	255
Gross (loss) profit	8,065	(13,764)	(5,699)
Selling, general and administrative expenses	7,376	24,368	31,744
Operating loss	6,534	38,132	44,666
Loss (profit) from deconsolidation of Octomera	(411)	5,754	5,343
Credit losses on convertible loan receivable	-	2,688	2,688
Financial expenses, net	1,299	74	1,373
Loss before income taxes	7,702	46,648	54,350
Net loss	7,922	46,648	54,570
Net income (loss) attributable to non-controlling interests (including redeemable)	394	(9,951)	(9,557)
Net loss attributable to Orgenesis Inc.	7,984	36,697	45,013
Loss per share:
Basic and diluted	0.30	1.33	1.63
Comprehensive loss:
Net loss	7,922	46,648	54,570
Comprehensive loss	7,590	46,648	54,238
Comprehensive income (loss) attributed to non-controlling interests	394	(9,951)	(9,557)
Comprehensive loss attributed to Orgenesis Inc.	7,984	36,697	44,681

Restatement of Financial Statements included in the Original Third Quarter 2023 Form 10-Q

As a result of the items noted above, the tables below set forth the impacts resulting from the restatement and the as restated amounts for the quarterly period ended September 30, 2023 (in thousands, except per share amounts):

	September 30, 2023
	As Originally Reported	Adjustments	As Restated
	(In thousands)
Convertible loan receivable	$2,799	$(2,799)	$-
Total Current Assets	8,776	(2,799)	5,977
Equity investees	22,509	(22,478)	31
Goodwill	3,703	(2,492)	1,211
Total non-current assets	36,523	(24,970)	11,553
Total Assets	45,299	(27,769)	17,530
Accumulated deficit	(142,230)	(27,769)	(169,999)
Equity attributable to Orgenesis Inc.	12,397	(27,769)	(15,372)
Total Equity	12,397	(27,769)	(15,372)
Total Liabilities, redeemable Non-Controlling Interest and Equity	45,299	(27,769)	17,530

	Nine months ended September 30, 2023
	As Originally Reported	Adjustments	As Restated
	(In thousands)
Revenue	$14,129	$(13,764)	$365
Total revenues	14,129	(13,764)	365
Gross (loss) profit	8,036	(13,764)	(5,728)
Selling, general and administrative expenses	8,621	24,368	32,989
Share in net loss of associated companies	9,517	(8,965)	552
Credit loss on convertible loan receivable	-	29,167	47,453
Operating loss	18,286	2,688	2,688
Loss (profit) from deconsolidation of Octomera	(411)	5,754	5,343
Financial expenses, net	1,807	111	1,918
Loss before income taxes	19,961	37,720	57,681
Net loss	20,575	37,720	58,295
Net income (loss) attributable to non-controlling interests (including redeemable)	394	(9,951)	(9,557)
Net loss attributable to Orgenesis Inc.	20,969	27,769	48,738
Loss per share:
Basic and diluted	0.75	0.95	1.70
Comprehensive loss:
Net loss	20,575	37,720	58,295
Comprehensive loss	20,234	37,720	57,954
Comprehensive income (loss) attributed to non-controlling interests	394	(9,951)	(9,557)
Comprehensive loss attributed to Orgenesis Inc.	20,628	27,769	48,397

Management has determined that the Company had the following material weakness in its internal control over financial reporting:

We did not perform appropriate credit loss analyses related to our internal control over financial reporting in the accounting for whether we will collect substantially all the consideration as it relates to revenues as well as our estimated credit losses. As a result, we identified a deficiency in the operating effectiveness of our internal control over financial reporting related to our accounting for revenues and credit losses, which resulted in the restatement of the Company’s unaudited condensed consolidated financial statements noted above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial reporting and performance, as well as potential financial impacts of corrections of the Company’s financial reporting and performance.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (2) the Company’s ability to comply with the terms of its indebtedness and other obligations; (3) changes in financing markets or the inability of the Company to obtain financing on attractive terms; and (4) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: April 15, 2024	By:	/s/ Victor Miller
Victor Miller
Chief Financial Officer, Treasurer and
Secretary